UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 14, 2002


                            FOAMEX INTERNATIONAL INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


       Delaware                          0-22624                05-0473908
-------------------------------        ------------         -------------------
(State or other jurisdiction of        (Commission          (IRS Employer
incorporation or organization)         File Number)         Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                               19061
---------------------------------------                      ------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     These exhibits are furnished pursuant to Item 9 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934.

     Exhibit
     Number     Description

     99.1 Written Statement from the Principal Executive Officer, dated August 14, 2002.

     99.2 Written Statement from the Chief Financial Officer, dated August 14, 2002.

ITEM 9.   REGULATION FD DISCLOSURE

     On August 14, 2002, in accordance with Order No. 4-460 of the Securities and Exchange Commission, sworn statements were submitted to the Securities and Exchange Commission by the principal executive officer and the principal financial officer of Foamex International, Inc. Copies of each sworn statement are furnished as Exhibits 99.1 and 99.2 to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002

                                         FOAMEX INTERNATIONAL INC.

                                         By:   /s/ Thomas E. Chorman
                                               ----------------------------
                                               Name:  Thomas E. Chorman
                                               Title: Chief Financial Officer

                                  EXHIBIT INDEX

   Exhibit
   Number      Description

   99.1 Written Statement from the Principal Executive Officer, dated August 14, 2002.

   99.2        Written  Statement from the Chief Financial Officer, dated August
               14, 2002.